                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials


[_]  Soliciting Material Pursuant to Section 240.14a-12


                             IVAX DIAGNOSTICS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                             IVAX DIAGNOSTICS, INC.
                             2140 North Miami Avenue
                              Miami, Florida 33127


                                                                  June ___, 2002

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of IVAX Diagnostics, Inc., which will be held on July 12, 2002 at 11:00 a.m. local time, at the headquarters of IVAX Corporation at 4400 Biscayne Boulevard, Miami, Florida 33137.

         At the Annual Meeting, holders of our Common Stock will: (1) consider a proposed amendment and restatement of our Certificate of Incorporation that would, among other things, consolidate the previous amendments to our Certificate of Incorporation into one document and permit our Board of Directors to amend our Bylaws without shareholder approval, (2) elect eight directors to our Board of Directors, and (3) consider any other business that may be properly brought before the Annual Meeting.

         If approved, the amendment and restatement of our Certificate of Incorporation will be effected by filing an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware following the Annual Meeting.

         The Notice of Annual Meeting and Proxy Statement, which are contained in the following pages, more fully describe the actions to be considered by shareholders at the Annual Meeting.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES "FOR" THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION AND "FOR" THE ELECTION OF EACH OF THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS NAMED IN THE FOLLOWING PAGES. IVAX CORPORATION HOLDS APPROXIMATELY 70% OF OUR OUTSTANDING COMMON STOCK AND HAS ADVISED US THAT IT INTENDS TO VOTE ALL SHARES OF COMMON STOCK OWNED BY IT "FOR" THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION AND THE ELECTION OF THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT. ACCORDINGLY, APPROVAL OF EACH OF THESE PROPOSALS IS ASSURED.

         Whether or not you plan to attend the Annual Meeting, and regardless of the size of your holdings, you are encouraged to promptly sign, date and mail the enclosed proxy in the pre-stamped envelope provided. Your participation is valued. The prompt return of your proxy will save additional solicitation expense and will not affect your right to vote in person in the event that you attend the Annual Meeting. Please vote today.

         On behalf of our Board of Directors and our employees, I would like to express our appreciation for your continued support.

                                       Sincerely,



                                       Phillip Frost, M.D.,
                                       Chairman of the Board of Directors

                             IVAX DIAGNOSTICS, INC.
                             2140 North Miami Avenue
                              Miami, Florida 33127


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on July 12, 2002

         Notice is hereby given that the Annual Meeting of Shareholders of IVAX Diagnostics, Inc. (the "Company") will be held at the headquarters of IVAX Corporation at 4400 Biscayne Boulevard, Miami, Florida 33137 on July 12, 2002 commencing at 11:00 a.m. local time, for the following purposes:

      1. To consider and vote upon a proposed amendment and restatement of the Company's Certificate of Incorporation that would, among other things, consolidate the previous amendments to our Certificate of Incorporation into one document and permit our Board of Directors to amend our Bylaws without shareholder approval;

      2.    To elect eight directors to the Company's Board of Directors; and

      3. To consider such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

         The foregoing matters are more fully described in the Proxy Statement which forms a part of this Notice.

         Only shareholders of record at the close of business on June 10, 2002 are entitled to notice of and to vote at the Annual Meeting.

                                                Sincerely yours,



                                                Steven Rubin,
                                                Secretary


Miami, Florida
June ___, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES; THEREFORE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             IVAX DIAGNOSTICS, INC.
                             2140 North Miami Avenue
                              Miami, Florida 33127

                               ___________________

                                 PROXY STATEMENT
                               ___________________


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of IVAX Diagnostics, Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the headquarters of IVAX Corporation at 4400 Biscayne Boulevard, Miami, Florida 33137 on July 12, 2002 at 11:00 a.m. local time and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         This Proxy Statement, Notice of Meeting and accompanying proxy card is first being mailed to shareholders on or about June 14, 2002.

General

         Each proxy solicited hereby, if properly completed and received by the Company prior to the Annual Meeting and not revoked prior to its use, will be voted in accordance with the instructions contained therein. To vote by proxy, you must complete, sign and date the enclosed proxy card and return it in the prepaid envelope. Proxies received with no instructions will be voted "FOR" the proposal described below to amend and restate the Company's Certificate of Incorporation and "FOR" the election of each nominee to the Company's Board of Directors herein. Although the Board of Directors is unaware of any other matter to be presented at the Annual Meeting upon which shareholders are entitled to vote, if any other matters are properly brought before the Annual Meeting, the persons named in the form of proxy will vote as proxies in accordance with their own best judgment on those matters.

         Any shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before it is exercised by notifying the Secretary of the Company in writing at the address set forth above, or by submitting a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         The Company will bear the expense of soliciting proxies and of reimbursing brokers, banks and nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail.

Record Date; Shareholders Entitled to Vote

         Only holders of record of the Company's Common Stock at the close of business on June 10, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. If you hold your shares beneficially through a brokerage account or through a bank or other nominee, you will not be entitled to vote at the Annual Meeting (although you will be permitted to attend). In order for such shareholders to vote their shares, they must follow the voting instructions that they receive from their brokerage, bank or other nominee. On the Record Date, there were ________ shares of Common Stock outstanding. Holders of Common Stock are entitled to one vote per share on all matters to be considered at the Annual Meeting. IVAX Corporation, which holds approximately 70% of the outstanding Common Stock, has advised the Company that it will vote all of its shares in favor of the amendment and restatement of the Company's Certificate of Incorporation and the election of the eight nominees for director nominated by the Company's Board of Directors.

Quorum; Adjournment

         The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is necessary to transact business at the Annual Meeting. Both abstentions and "broker non-votes," as described below, are counted as present for purposes of determining the presence of a quorum. In the event that there are not sufficient shares represented for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Vote Required for Approval

         To approve the proposal to amend and restate the Company's Certificate of Incorporation, the proposal must receive the affirmative vote of at least a majority of the outstanding Common Stock; accordingly, abstentions and "broker non-votes," as described below, will have the same effect as a vote "AGAINST" that proposal. To elect the eight nominees to the Company's Board of Directors, the affirmative vote of a plurality of the outstanding shares of Common Stock is required. There is no right to cumulative voting in the election of directors.

Voting of Proxies by Brokers

         Brokers, banks and other nominees who hold shares in "street name" for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters such as the proposal to amend the Certificate of Incorporation (so called "broker non-votes"). Accordingly, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote such shares with respect to the approval of the amendment and, as described above, any "broker non-vote" will have the same effect as a vote "AGAINST" that proposal.

Transaction During the 2001 Fiscal Year

         On November 21, 2000, IVAX Corporation and the pre-merger IVAX Diagnostics, Inc., then a wholly-owned subsidiary of IVAX Corporation, entered into an Agreement and Plan of Merger with b2bstores.com Inc., pursuant to which, on March 14, 2001, the pre-merger Diagnostics merged with and into b2bstores.com Inc., and the name of the surviving corporation was changed from "b2bstores.com Inc." to "IVAX Diagnostics, Inc." As a result of the merger, IVAX Corporation acquired approximately 70% of the issued and outstanding shares of the Company's Common Stock and the Company's business became that of the pre-merger Diagnostics.

                        PROPOSALS AT THE ANNUAL MEETING

PROPOSAL FOR APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

General Description of the Amendment and Restatement

     The Board of Directors is proposing to amend and restate the Company's Certificate of Incorporation. If approved, the proposed amendment and restatement will, among other things, consolidate the previous amendments to the Corporation's Certificate of Incorporation into one document and permit the Board of Directors to amend the Corporation's Bylaws without shareholder approval.

     Permitting the Board of Directors to amend the Company's Bylaws without shareholder approval will facilitate the Company's ability to implement corporate policies and procedures because the Company will not be required to incur the expense of soliciting proxies or consents from all of the shareholders holding shares of Common Stock of the Company.

     If the Company's shareholders approve the proposed amendment and restatement of the Company's Certificate of Incorporation, the Company will effectuate the amendment and restatement by causing the Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware.

     The approval of this proposal could create possible anti-takeover effects on the Company. Although the Company has no present intention of doing so, the approval of this proposal would permit the Board of Directors, without shareholder approval, to implement certain corporate policies and procedures which could have an anti-takeover effect on the Company.

     The complete text of the proposed Amended and Restated Certificate of Incorporation of the Company is attached as Appendix A to this Proxy Statement. This summary of the amendment and restatement of the Company's Certificate of Incorporation should be read in conjunction with, and is qualified in its entirety by reference to, the Amended and Restated Certificate of Incorporation attached as Appendix A to this Proxy Statement.

     IVAX Corporation has informed the Company that it intends to vote all of its Common Stock "FOR" the amendment and restatement of the Company's Certificate of Incorporation.

Effectiveness of the Amendment and Restatement

     If the proposal is approved, it is expected that Amended and Restated Certificate of Incorporation, substantially in the form of Appendix A attached to this Proxy Statement, will be filed with the Secretary of State of the State of Delaware promptly after the Annual Meeting. The Amended and Restated Certificate of Incorporation will become effective immediately upon filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

             THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF
                  THE COMPANY'S CERTIFICATE OF INCORPORATION.


PROPOSAL FOR ELECTION OF DIRECTORS

Nominees for Election as Director

     The Company's Board of Directors consists of eight directors divided into three classes, each of which has three year terms which expire in annual succession. The Company's Bylaws provide that the Board of Directors shall consist of no less than one director. A total of eight directors will be elected at the Annual Meeting, two of whom will be elected for a term expiring in 2003, three of whom will be elected for a term expiring in 2004 and three of whom will be elected for a term expiring in 2005. At each annual meeting of shareholders after the Annual Meeting, directors elected to succeed those directors whose terms expire will be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election. IVAX Corporation has advised us that it will vote all shares of Common Stock owned by it in favor of all of the nominees. If any nominee is unable to serve, which the Board of Directors has no reason to expect, IVAX Corporation has advised us that it will vote all shares of Common Stock owned by it for the other named nominees and for the person, if any, who is designated by the Board of Directors to replace such nominee. Accordingly, election of the nominees nominated by the Board of Directors is assured.

     The following table sets forth the names and ages of the director nominees and the year during which their terms of office will expire. Each director nominee is a current director of the Company who has been nominated for re-election at the Annual Meeting.

       Name                       Age                 Term of Office
       ----                       ---                 --------------

Giorgio D'Urso                     67                      2003

Jay Raubvogel                      52                      2003

Jack Borsting, Ph.D.               73                      2004

Randall K. Davis                   38                      2004

Phillip Frost, M.D.                65                      2004

Neil Flanzraich                    58                      2005

John Harley, M.D.                  52                      2005

Jane Hsiao, Ph.D.                  54                      2005

     The following list contains certain information with respect to the directors, including the principal occupation or employment for at least the previous five years and his or her positions or offices at the Company or its subsidiaries - Delta Biologicals, S.r.l., Diamedix Corporation, and ImmunoVision, Inc.

     Mr. Giorgio D'Urso, age 67, has served as President and Chief Executive Officer of the Company and as a director of the Company since the merger and had served in the same capacities with the pre-merger Diagnostics since 1996. He has served as President and Chief Executive Officer of Diamedix since 1993, President of Delta since 1980, and President of ImmunoVision since 1995. He has over 33 years of diagnostics industry experience. Mr. D'Urso founded Delta, and was its Managing Director from 1980 to 1998. From 1976 to 1980, Mr. D'Urso founded and served as the General Manager of Menarini Diagnostici, Florence, Italy, a division of Menarini S.A.S. Mr. D'Urso also founded and supervised Menarini Diagnosticos S.A. in Spain. From 1974 to 1976, Mr. D'Urso served as the Marketing Manager of the diagnostic division of SmithKline & French S.P.A. in Milan, Italy. From 1969 to 1974, Mr. D'Urso served as the Marketing Manager of Laboratori Travenol S.P.A. in Rome, Italy.

     Dr. Phillip Frost, age 65, has served as Chairman of the Board of Directors of the Company since the merger. He has served as the Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation since 1987. He served as President of IVAX Corporation from July 1991 until January 1995. He was the Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1972 to 1990. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 to 1986, Vice Chairman of the Board of Directors of North American Vaccine, Inc. (vaccine research and development) from 1989 to 2000, and Vice Chairman of the Board of Directors of Continucare Corporation (integrated health care) from 1996 to 2002. He is Chairman of the Board of Directors of Whitman Education Group, Inc. (proprietary education), a director of Northrop Grumman Corp. (aerospace), and a director of Ladenburg Thalmann Financial Services Inc. (investment banking and brokerage company). He is Chairman of the Board of Trustees of the University of Miami and a member of the Board of Governors of the American Stock Exchange.

     Mr. Neil Flanzraich, age 58, has served as a director of the Company since the merger and had served as a director of the pre-merger Diagnostics since September 1998. He has served as Vice Chairman and President of IVAX Corporation since May 1998 and as a director of IVAX Corporation since 1997. He was a shareholder and served as Chairman of the Life Sciences Legal Practices Group of Heller Ehrman White & McAuliffe (law firm) from 1995 to May 1998. From 1981 to 1994, he served in various capacities at Syntex Corporation (pharmaceuticals), most recently as its Senior Vice President, General Counsel and a member of the Corporate Executive Committee. From 1994 to 1995, after Syntex Corporation was acquired by Roche Holding Ltd. (pharmaceuticals), he served as Senior Vice President and General Counsel of Syntex (U.S.A.) Inc., a Roche subsidiary. He was Chairman of the Board of North American Vaccine, Inc. (vaccine research and development) from 1991 to 2000. He is a director of Whitman Education Group, Inc. (proprietary education) and Continucare Corporation (integrated health care).

     Dr. Jane Hsiao, age 54, has served as a director of the Company since the merger. She has served as Vice Chairman-Technical Affairs of IVAX Corporation since February 1995, as Chief Technical Officer of IVAX Corporation since July 1996, and as Chairman and Chief Executive Officer of DVM Pharmaceuticals, Inc., veterinary products subsidiary of IVAX Corporation, since March 1998. From 1992 until February 1995, she served as Chief Regulatory Officer of IVAX

Corporation and Assistant to the Chairman, and as Vice President-Quality Assurance and Compliance of IVAX Research, Inc., principal proprietary pharmaceutical subsidiary of IVAX Corporation. From 1987 to 1992, Dr. Hsiao was Vice President-Quality Assurance, Quality Control and Regulatory Affairs of IVAX Research, Inc.

     Dr. John Harley, age 52, has served as a director of the Company since the merger. He has held various positions at the University of Oklahoma Health Sciences Center since 1982. In the Department of Medicine, his positions include Chief of Rheumatology, Allergy and Immunology Section and Vice Chair for Research, George Lynn Cross Research Professor (1999 to present). James R. McEldowney Chair in Immunology and Professor of Medicine (1992 to present), Associate Professor (1986 to 1992), and Assistant Professor (1982 to 1986). Since 1996 Dr. Harley has been an Adjunct Professor in the Department of Pathology. In the Department of Microbiology, Dr. Harley has served as Adjunct Professor (1992 to present), Adjunct Associate Professor (1988 to 1992), and Adjunct Assistant Professor (1983 to 1988). Since 1982 Dr. Harley has also been associated with the Oklahoma Medical Research Foundation's Arthritis and Immunology Program as Program Head (1999 to present), Member (1998 to present), Associate Member (1989 to present), Affiliated Associate Member (1986 to 1989), and Affiliated Assistant Member (1982 to 1986). Dr. Harley has also served as a Staff Physician (1982, to 1984 to 1987 and 1992 to present), and a Clinical Investigator (1987 to 1992), Immunology Section, Medical Service at the Veterans Administration Medical Center, Oklahoma City, Oklahoma. In 1981 and 1982, Dr. Harley was a Postdoctoral Fellow in Rheumatology with the Arthritis Branch of the National Institute of Arthritis, Diabetes and Digestive and Kidney Diseases, National Institute of Health, Bethesda, Maryland. He was also a Clinical Associate at the Laboratory of Immunoregulation, National Institute of Allergy and Infectious Diseases, National Institutes of Health, Bethesda, Maryland from 1979 to 1982.

     Dr. Jack Borsting, age 73, has served as a director of the Company since the merger. From 1994 to the present, he has served as the E. Morgan Stanley Professor of Business Administration at the University of Southern California. From 1995 to 2002, Dr. Borsting was the Executive Director of the Center for Telecommunications Management at the University of Southern California. From 1988 to 1994, he was Dean and Professor of Business Administration at the University of Southern California, Los Angeles. From 1983 to 1988, he was Dean of the University of Miami School of Business Administration. Dr. Borsting is a director of Whitman Education Group, Inc. (proprietary education). Dr. Borsting is a trustee of the Institute for Defense Analysis, the Rose Hill Foundation and the Los Angeles Orthopedic Hospital Foundation and MetLife Investors.

     Randall K. Davis, age 38, has served as a director of the Company since the merger and had served as a director of b2bstores prior to the merger since May 2000. Mr. Davis is the Chairman of the Board, Chief Executive Officer and President of Titanium Holdings Group, Inc. (formerly known as Enviro-Clean of America, Inc.) (manufacturer and distributor of janitorial supplies). From May 1985 until July 1999, Mr. Davis was the co-owner, President and Chief Executive Officer of Cleaning Ideas, Inc., whose holdings included Sanivac, Inc. and Davis Manufacturing Company (manufacturers of commercial cleaning products).

     Jay Raubvogel, age 52, has served as a director of the Company since the merger and had served as a director of b2bstores prior to the merger since March 2000. Mr. Raubvogel was the Chief Executive Officer of Baker's Aid, Inc. (food service equipment manufacturers) from 1985 to 1994. Mr. Raubvogel has been a private investor. Mr. Raubvogel serves as a trustee of North Shores L.I.J. Health Systems and Vice-Chairman of its Foundation.

          THE BOARD OF DIRECTORS RECOMMENDS THAT ALL OF THE NOMINEES
                           BE ELECTED AS DIRECTORS.

Identification of Executive Officers

The following individuals are executive officers of the Company.

Name                               Age        Position
----                               ---        --------

Giorgio D'Urso                     67         Chief Executive Officer,
                                              President and Director

Duane M. Steele                    51         Vice President-Business
                                              Development

Mark Deutsch                       39         Chief Financial Officer and
                                              Vice President-Finance


     All officers serve until they resign or are replaced or removed.

     The following additional information is provided for the executive officers shown above who are not directors of the Company or nominees for directors.

     Mr. Duane M. Steele, age 51, has served as Vice President - Business Development of the Company since the merger and had served in the same capacity with the pre-merger Diagnostics since 1996. He joined Diamedix in 1995 and has over 25 years of diagnostics industry experience. He has served as the Chief Operating Officer of Diamedix since 1997. From 1995 to 1997, he served as Vice President - Business Development of Diamedix. From 1990 to 1994, he served as President and Chief Executive Officer of LaserCharge, Inc. in Austin, Texas. From 1988 to 1989, Mr. Steele was the General Manger of Austin Biological Laboratories, Inc. From 1972 to 1987, Mr. Steele held a variety of positions with Kallestad Diagnostics, Inc., including Senior Vice President.

     Mr. Mark Deutsch, age 39, has served as Chief Financial Officer and Vice President - Finance of the Company since the merger and had served in the same capacities with the pre-merger Diagnostics since 1996. He has served as the Vice President - Finance of Diamedix since 1993 and has 8 years of diagnostics industry experience. From 1988 to 1993, Mr. Deutsch held various positions including Accounting Manager of IVAX Corporation and Controller of certain subsidiaries of IVAX Corporation. From 1985 to 1988, Mr. Deutsch worked for Arthur Andersen & Co. as a Senior Accountant.

Directors' Fees

     Non-employee directors of the Company do not receive cash compensation for attendance at meetings of the Board of Directors or committee meetings. Directors who are also officers of the Company or its subsidiaries do not receive additional compensation for attendance at meetings of the Board of Directors or committee meetings. In addition, non-employee directors have in the past received automatic grants of options upon the adoption of stock option plans. During the 2001 fiscal year, non-employee directors each received a grant of options to purchase 5,000 shares of the Company's Common Stock under the Company's 1999 Performance Equity Plan.

Employment Agreements

     On October 1, 1998, the pre-merger Diagnostics entered into a five-year employment agreement with Giorgio D'Urso, President and Chief Executive Officer, at a base annual salary of $348,519, with discretionary annual adjustments. The Company assumed this employment agreement in the merger. Mr. D'Urso's employment may be terminated with or without cause at any time upon written notice. For a termination without cause, the Company must pay Mr. D'Urso his then current annual base salary in installments for the remainder of the employment term. While employed by the Company and for a two-year period thereafter, Mr. D'Urso cannot employ or contract with any current or former employees of the Company, except former employees who have not been employed by the Company for more than one year.

Committees of the Board of Directors and Meeting Attendance

     The Board of Directors met once during the 2001 fiscal year. The Board of Directors has established a number of committees, including Audit and Compensation Committees. The Board of Directors does not have a Nominating Committee. Each of the members of the Board of Directors attended at least 75% of the meetings of the Board and Committees on which he served.

     The Compensation Committee consists of Neil Flanzraich, Chairman, John Harley, M.D., and Jay Raubvogel. The Committee met once during the 2001 fiscal year. The Compensation Committee establishes and implements compensation policies and programs for executives of the Company and recommends the compensation arrangements for executive management and directors. It also served as the Stock Option Committee for the purpose of making grants of options under all of the Company's Stock Option Plans.

    The Audit Committee consists of Randall K. Davis, Chairman, John Harley, M.D., and Jay Raubvogel. The Committee met three times during the 2001 fiscal year. The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement of the Company's independent auditors and scope of their audit and their independence, reviews the financial statements, management's disclosures, and the independent auditors' report, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls and areas of possible conflicts of interest with the Company's financial and accounting staff.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% shareholders to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and the American Stock Exchange. Directors, executive officers and 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports they file. Based on a review of the copies of such reports furnished to the Company and written representations from directors and executive officers of the Company that no other reports were required, the Company believes that its directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2001.

Certain Relationships and Related Transactions

     Upon completion of the merger, the Company entered into a registration rights agreement with IVAX Corporation that requires the Company to file a registration statement on Form S-3 (at any time after one year, and before the earlier of five years following the completion of the merger of such time at which all the shares of the Common Stock of the Company owned by IVAX Corporation can be sold in any three-month period without registration) to register not less than $1.0 million of the Common Stock owned by IVAX Corporation. Additionally, IVAX Corporation may "piggyback" on registrations initiated by the Company or other holders exercising similar demand registration rights. The Company may delay the filing of any registration statement for 120 days if the Company determines in good faith that to effect such registration statement would be detrimental to the Company or the Company's stockholders. The Company has agreed to pay all fees and expenses in connection with such registrations, except for any underwriting discounts and commissions. If the Company files a registration statement in connection with an underwritten offering, IVAX Corporation has agreed to sign a customary underwriting agreement in connection with such registration and its rights to register shares is subject to a proration provision if the underwriters determine that the success of the offering will be jeopardized from too many shares being included in the offering. Shares to be sold by the Company on any registered offering will be included prior to the inclusion of any other shares of the Common Stock of the Company held by IVAX Corporation. The registration rights agreement also contains customary mutual indemnification and market stand-off provisions. IVAX Corporation can assign or transfer its rights under the registration rights agreement.

     In connection with the merger, the Company entered into a shared services agreement with IVAX Corporation pursuant to which IVAX Corporation would continue to provide administrative and management services previously provided by IVAX Corporation to the pre-merger Diagnostics prior to the merger at IVAX Corporation's cost plus 15% for a period of three months. These services include payroll, including printing paychecks and making associated tax filings; treasury, including cash management services such as disbursements, receipts, banking and investing; insurance, including procuring and administering policies; human resources, including administering employee benefits and plans; financial reporting, including public reports, income taxes; and information systems, including network and website hosting, phone and data systems, software licenses and information systems support.

     In connection with the merger, the Company entered into a use of name license with IVAX Corporation that grants the Company a non-exclusive, royalty free license to use the name "IVAX." The license was not terminable by IVAX Corporation for a one-year period. After the first year, IVAX Corporation may terminate the license upon 90 days' written notice. Upon termination of the agreement, the Company must take all steps reasonably necessary to change the Company's name as soon as practicable. If IVAX Corporation abandons its use of the name, IVAX Corporation must transfer all rights to the name to the Company. The termination of this agreement by IVAX Corporation could have a material adverse effect on the Company and on the Company's ability to market the Company's products.

     Giulio D'Urso, the son of the Company's Chief Executive Officer and President, has been engaged by the Company's subsidiaries and the Company for annual compensation of approximately $120,000.

Summary Compensation Table

     The following table contains information regarding aggregate compensation paid or accrued by the Company during 2001, 2000 and 1999 to the Chief Executive Officer and to each of the Company's other highest paid executive officers other than the Chief Executive Officer whose total annual salary and bonus exceed $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                                    ----------------------

                                             Annual Compensation            Awards                          Payouts
                                             -------------------            ------                          -------
                                                                                    Shares
Name and                                                Other Annual  Restricted    Underlying    Long-Term
Principal                                               Compen-       Stock         Stock         Incentive         All Other
Position            Year       Salary ($)   Bonus ($)   sation ($)    Award(s)($)   Options (#)   Plan Payouts ($)  Compensation ($)
--------            ----       ----------   ---------   ----------    -----------   -----------   ----------------  ----------------
Giorgio D'Urso      2001(1)      $279,770          -             -              -             -           -                   -
Chief Executive     2000         $348,519    $20,000             -              -             -           -                   -
Officer             1999         $348,987    $17,426             -              -       600,000           -            $118,375

Mark Voorhis(2)     2001         $ 35,000          -             -              -             -           -            $161,000(3)
Chief Executive     2000                -          -             -              -             -           -                   -
Officer             1999                -          -             -              -             -           -                   -

Duane M. Steele     2001(4)      $112,254          -             -              -        50,000           -                   -
Vice President -    2000         $132,824    $18,550             -              -             -           -                   -
Business            1999         $122,237    $ 6,250             -              -       120,000           -                   -
Development

________________

* Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer.
(1) Does not include $68,749 in salary and $20,000 in bonus paid to Mr. D'Urso in 2001 prior to the merger by the pre-merger Diagnostics.
(2) Mr. Voorhis served as the Chief Executive Officer of b2bstores prior to the merger.
(3) Mr. Voorhis received $161,000 as a severance payment in connection with the merger.
(4) Does not include $27,584 in salary and $18,000 in bonus paid to Mr. Steele in 2001 prior to the merger by the pre-merger Diagnostics.

Stock Option Grants Table

     The following table sets forth information concerning stock option grants made during 2001 to the executive officers named in the "Summary Compensation Table."

                    STOCK OPTION GRANTS IN FISCAL YEAR 2001

                                                                                                Potential Realizable Value
                                                                                                at Assumed Annual Rates of
                                                                                                Stock Price Appreciation
                                       Individual Grants                                        for Option Term
                                       -----------------                                        ---------------

                          Shares           % of Total
                        Underlying           Options
                      Stock Options        Granted to      Exercise Price
Name                    Granted (#)         Employees          ($/Sh)        Expiration Date      5%($)           10%($)
----                    -----------         ---------          ------        ---------------     -------          ------
Giorgio D'Urso                   -                  -               -                   -              -               -

Mark Voorhis                     -                  -               -                   -              -               -

Duane M. Steele             50,000                 20%          $3.00          March 2008        $61,065        $142,308

Stock Option Exercises and Year-End Option Value Table

     The following table sets forth information concerning stock option exercises during 2001 by each of the executive officers named in the "Summary Compensation Table" and the year-end value of unexercised options held by such officers and does not include any stock option exercises for shares of IVAX Corporation under the IVAX Corporation 1997 Employee Stock Option Plan.

                  STOCK OPTION EXERCISES IN FISCAL YEAR 2001
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   Number of Shares                  Value of Unexercised
                                                                   Underlying Unexercised            In-the-Money Stock
                                                                   Stock Options at Fiscal           Options at Fiscal
                                                                   Year-End (#)                      Year-End ($)
                                                                   ------------                      ------------

                      Shares Acquired on
Name                  Exercise (#)          Value Realized ($)     Exercisable     Unexercisable     Exercisable    Unexercisable
----                  ------------          ------------------     -----------     -------------     -----------    -------------
Giorgio D'Urso             -                         -                300,000          300,000         $825,000        $825,000

Mark Voorhis               -                         -                183,333                -         $  7,666               -

Duane M. Steele            -                         -                 60,000          110,000         $165,000        $189,000

                       COMPENSATION COMMITTEE REPORT ON
                            EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

     The Board of Directors has designated Directors Flanzraich, Harley and Raubvogel to serve on the Compensation Committee. Mr. Flanzraich is also a director and Vice Chairman and President of IVAX Corporation. IVAX Corporation owns approximately 70% of the Company's outstanding Common Stock. See "Certain Relationships and Related Transactions" above for a description of the transactions between IVAX Corporation and the Company.

Executive Officer Compensation

     The Company's compensation program for executive officers consists of three key elements: a base salary, an incentive bonus and periodic grants of stock options. The Compensation Committee believes that this approach best serves the interests of shareholders by compensating the Company's executive officers in a manner that advances both the short and long term interests of the Company and its shareholders. Thus, compensation for the Company's executive officers involves a portion of pay which depends on incentive payments which are earned only if corporate goals are met or exceeded, and stock options, which directly relate a significant portion of an executive officer's long term remuneration to stock price appreciation realized by the Company's shareholders. The Company must compete for the services of its executives with numerous other companies, many of which have greater financial resources and more comprehensive benefit plans than the Company's. The Compensation Committee believes that the Company's compensation policies are appropriate.

Base Salary

     The Company offers salaries it believes are competitive based on a review of market practices and the duties and responsibilities of each officer. In setting base compensation, the Compensation Committee periodically examines market compensation levels and trends observed in the labor market, primarily in the healthcare industry and primarily in the geographic areas in which the Company operates. Market information is used as an initial frame of reference for annual salary adjustments and starting salary offers. Salary decisions are determined based on an annual review by the Compensation Committee with input and recommendations from the Chief Executive Officer for officers other than the Chief Executive Officer. Salary determinations are made based on, among other things, the decision making responsibilities of each position, and the contribution, experience and work performance of each executive officer.

Annual Incentive Program

     The Company's management incentive program is designed to motivate executives by recognizing and rewarding performance. The annual incentive program is a discretionary bonus plan used to compensate executives based on the Company's profitability and the achievement of individual performance goals with the greatest weight given to the Company's profitability.

     Each participant's bonus is intended to take into account corporate and individual components, which are weighted according to the executive's sphere of responsibility. In 2001, the Company did not meet the profitability goals, and no discretionary bonuses were paid to executive officers during the 2001 fiscal year.

Stock Options

     Stock options represent a significant portion of the total compensation for the Company's executive officers. Stock options are generally awarded to executive officers at the time that they join the Company and periodically thereafter. Executive officers of the Company were granted stock options during the 2001 fiscal year. All of the stock options were granted with an exercise price equal to at least 100% of the market value of the Company's Common Stock on the date of the grant. As such, the stock options only have value if the trading price of the Common Stock increases during the term of the option. The granting of options is totally discretionary and options are awarded based on an assessment of an employee's contribution to the success and growth of the Company. For officers other than the Chief Executive Officer, grants of stock options to executive officers are generally based on the level of an executive's position with the Company, an evaluation of the executive's past and expected performance, the number of outstanding and previously granted options and discussions with the executive, in addition, the Committee also considers the recommendations of the Chief Executive Officer. The Board of Directors believes that providing executives with opportunities to acquire an interest in the future growth and prosperity of the Company through the grant of stock options will assist the Company in attracting and retaining qualified and experienced executive officers and offer additional long term incentives. The Board of Directors believes that utilization of stock options more closely aligns the executives' interests with those of the Company's shareholders, since the ultimate value of such compensation is directly dependent on the stock price.

Compensation of the Chief Executive Officer

     As previously indicated, the Compensation Committee believes that the Company's total compensation program is appropriate based upon the Company's business performance, market compensation levels, and personal performance of the Company's executives. The Chief Executive Officer has previously entered into an employment agreement with the pre-merger Diagnostics, as described above. Under the terms of the employment agreement, the Compensation Committee reviews and fixes the base salary of the Chief Executive Officer based on those factors described above for other executive officers as well as the Compensation Committee's assessment of Mr. D'Urso's past performance as Chief Executive Officer and its expectation as to his future contributions. In 2001, Mr. D'Urso did not receive a base salary increase, which was consistent with the underlying market conditions and was considered appropriate.

     The Compensation Committee also took note of Mr. D'Urso's leadership during 2001. Specifically, it acknowledged his successful leadership in facilitating the Company's new public structure and increasing the visibility of and interest in the Company. Future salary increases and bonuses will continue to reflect the amounts paid to chief executive officers at other public companies, as well as the Company's financial condition, operating results and attainment of strategic objectives.

Submitted by the Members of the Compensation Committee:

               Neil Flanzraich, Chairman
               John Harley, M.D.
               Jay Raubvogel

Shareholder Return Performance Graph

     Set forth below is a graph comparing the cumulative total returns (assuming reinvestment of dividends) for the Common Stock of the Company, the American Stock Exchange (U.S. companies) and the S&P Small Cap Medical Products Index and assumes $100 is invested on December 31, 1996.

Comparison of Five Year Cumulative Total Return


                 *TO BE PROVIDED IN DEFINITIVE PROXY STATEMENT

                            AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company's consolidated financial statements, its system of internal controls and the independence and performance of its independent auditors. The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Audit Committee member is "independent" as such term is defined by American Stock Exchange listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix B.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting process, including the system of internal control, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee's responsibility is to monitor and review these processes. However, the members of the Audit Committee are not professionals engaged in the practice of accounting or auditing and are not experts in the field of accounting or auditing, including, without limitation, auditor independence. The Audit Committee must rely, without independent verification, on the information provided to it and on the representations made by management and the independent auditors. Accordingly, although the Audit Committee consults with and discusses these matters and its questions and concerns with management and the Company's independent auditors, the Audit Committee's oversight cannot provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions cannot assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent." The Audit Committee's discussions also included a discussion of the background and experience of the Arthur Andersen LLP ("Andersen") audit managers assigned to the Company, the quality control procedures established by Andersen and the impact, if any, of recent events concerning Andersen or its ability to continue to serve as the Company's independent auditors.

     In this context, we held three meetings during fiscal year 2001. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company's independent auditors, Andersen. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal controls.

     The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2001 with management and Andersen.

     The Audit Committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence from the Company. When considering Andersen's independence, the Audit Committee considered whether their provision of services to the Company was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to Andersen for audit services.

     Based on the Audit Committee's review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K.

     Audit Fees. The aggregate fees for professional services rendered by Andersen in connection with their audit of the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the 2001 fiscal year and reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2001 fiscal year were approximately $171,200.

     All Other Fees. Andersen did not render any other services in the 2001 fiscal year.

Submitted by the Members of the Audit Committee:

               Randall K. Davis, Chairman
               John Harley, M.D.
               Jay Raubvogel

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table indicates, as of April 1, 2002, information about the beneficial ownership of the Common Stock of the Company by (1) each director,
(2) each executive officer named in the "Summary Compensation Table," (3) all directors and executive officers as a group, and (4) each person who the Company knows beneficially owns more than 5% of the Common Stock of the Company. All such shares were owned directly with sole voting and investment power unless otherwise indicated. Unless otherwise indicated, the principal business address of each person listed below is 2140 North Miami Avenue, Miami, Florida 33127.

Name                                  Shares (#)           Percent of Class (%)
----                                  ----------           --------------------

IVAX Corporation                      20,000,000                  69.9%
4400 Biscayne Boulevard
Miami, Florida 33137

Randall K. Davis                       1,613,033(1)                5.6%
1023 Morales Street
San Antonio, Texas 78207

Steven Etra                            1,462,824(2)                5.1%
5830 57th Street
Maspeth, New York 11378

Giorgio D'Urso                           315,000(3)                1.1%

Duane M. Steele                           60,000(4)                 *

Mark Deutsch                              18,000(5)                 *

Phillip Frost, M.D.                       39,500(6)                 *

Neil Flanzraich                            5,000(7)                 *

Jane Hsiao, Ph.D.                          5,000(8)                 *

John Harley, M.D.                          5,000(9)                 *

Jack Borsting, Ph.D.                       5,500(10)                *

Jay Raubvogel                            190,000(11)                *

Mark Voorhis                             183,333(12)                *

All directors and executive
officers as a group (11
persons)                               2,439,366                   8.5%

________________

*    Represents beneficial ownership of less than 1%.

(1) Includes (a) options for 105,000 shares of Common Stock granted to Mr. Davis and (b) 1,228,500 shares of Common Stock owned by Titanium Holdings Group, Inc. (formerly known as Enviro-Clean of America, Inc.), a corporation in which Mr. Davis serves as the Chairman of the Board, Chief Executive Officer and President. In a filing with the SEC, Mr. Davis disclaimed beneficial ownership of the securities held by Titanium Holdings Group, Inc., except to the extent of his pecuniary interest.

(2) Includes (a) 10,667 shares of Common Stock owned by SRK Associates L.L.C., a company controlled by Mr. Etra, (b) 1,000 shares of Common Stock owned by Lances Property Development Pension Plan, which is 50% owned by Mr. Etra, (c) 1,228,500 shares of Common Stock owned by Titanium Holdings Group, Inc. (formerly known as Enviro-Clean of America, Inc.), a corporation in which Mr. Etra is a shareholder and a director, and (d) 3,500 shares of Common Stock owned by Gemini Capital L.L.C., a company in which Mr. Etra is the Secretary, a director and a shareholder. In a filing with the SEC, Mr. Etra disclaimed beneficial ownership of the securities held by SRK Associates L.L.C., Lances Property Development Pension Plan, Titanium Holdings Group, Inc., and Gemini Capital L.L.C., except to the extent of his pecuniary interest.

(3)  Includes options for 300,000 shares of Common Stock granted to Mr. D'Urso.

(4)  Includes options for 60,000 shares of Common Stock granted to Mr. Steele.

(5)  Includes options for 18,000 shares of Common Stock granted to Mr. Deutsch.

(6) Includes (a) options for 5,000 shares of Common Stock granted to Dr. Frost and (b) 34,500 shares of Common Stock owned by Frost Gamma LP, a limited partnership in which Dr. Frost is the sole limited partner and in which Dr. Frost is the sole shareholder of Frost - Nevada Corp., the sole shareholder of Frost Gamma, Inc., the general partner. Does not include any securities owned by IVAX Corporation, a corporation in which Dr. Frost is the Chairman of the Board and Chief Executive Officer, and Dr. Frost disclaims beneficial ownership of securities held by IVAX Corporation.

(7)  Includes options for 5,000 shares of Common Stock granted to Mr.
     Flanzraich.

(8)  Includes options for 5,000 shares of Common Stock granted to Dr. Hsiao.

(9)  Includes options for 5,000 shares of Common Stock granted to Dr. Harley.

(10) Includes options for 5,000 shares of Common Stock granted to Dr. Borsting.

(11) Includes options for 150,000 shares of Common Stock granted to Mr.
     Raubvogel.

(12) Includes options for 183,333 shares of Common Stock granted to Mr. Voorhis.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those referred to in the accompanying Notice of Meeting, to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named as proxy holders will have the discretion to vote any shares of Common Stock for which they hold proxies in accordance with their best judgment. If for any reason any of the nominees for election to the Board of Directors is not available as a candidate for director, the persons named proxy holders will vote any shares of Common Stock for which they hold proxies for such other candidate or candidates as may be nominated by the Board of Directors.

                     NOTICE OF CERTAIN SHAREHOLDER ACTIONS

     No matters were submitted to a vote of security holders during the quarter ended December 31, 2001.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of Andersen is expected to present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next annual meeting of the Company, expected to be held in June 2003, must be in writing and in compliance with applicable rules and regulations and received by the Secretary of the Company at its main offices, 2140 North Miami Avenue, Miami, Florida 33127, no later than February 13, 2003, in order to be included in the Company's proxy statement and form of proxy for that meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Steven Rubin,
                                        Secretary


June ___, 2002

                                                                      Appendix A


                               PROPOSED FORM OF
                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION

                                      OF

                            IVAX Diagnostics, Inc.

                  __________________________________________

                    Pursuant to Sections 242 and 245 of the
                       Delaware General Corporation Law
                  __________________________________________

     IVAX Diagnostics, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

     The Corporation was incorporated under the name "b2bstores.com Inc." by the filing of its original Certificate of Incorporation with the Secretary of State of Delaware on June 28, 1999. The Board of Directors of the Corporation duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of the Corporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders of the Corporation. This Amended and Restated Certificate of Incorporation was duly adopted by the stockholders of the Corporation at the Annual Meeting of the Corporation held on July 12, 2002, all in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

     FIRST:     The name of the Corporation is IVAX Diagnostics, Inc.

     SECOND:    The registered office of the Corporation is to be located at 9
East Loockerman Street, in the County of Kent at Dover, Delaware. The name of its registered agent at that address is National Corporate Research Ltd.

     THIRD:     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

     FOURTH:    The total number of shares of stock which the Corporation is authorized to issue is 55,000,000 shares, which are to be divided into two classes consisting of (i) 50,000,000 shares of common stock, par value $.01 per share, and (ii) 5,000,000 shares of preferred stock, par value $.01 per share, issuable in series as may be provided from time to time by resolution of the Board of Directors.

     FIFTH:     The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (a) The number of directors shall be determined as set forth in the by-laws of the Corporation.

          (b) Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

          (c)   The Board of Directors shall be divided into three classes:
Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The term of the directors comprising Class A shall expire at the Annual Meeting of Stockholders in 2003, the term of the directors comprising Class B shall expire at the Annual Meeting of Stockholders in 2004 and the term of the directors comprising Class C shall expire at the Annual Meeting of Stockholders in 2005. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the General Corporation Law of Delaware may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies on the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

          (d) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

          (e) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

          (f) The power to alter, amend or repeal the by-laws of the Corporation shall be vested in each of the Board of Directors and the stockholders of this Corporation.

     SIXTH:     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Article 6, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article 6, shall eliminate or reduce the effect of this
Article 6 in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article 6, would accrue or arise prior to such amendment, repeal or adoption of an inconsistent provision.

     SEVENTH:   The Corporation, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto.

     EIGHTH:    Whenever a compromise or arrangement is proposed between this
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                                                      Appendix B

                            IVAX DIAGNOSTICS, INC.
                            AUDIT COMMITTEE CHARTER

1.   Purpose
     -------

     The primary function of the Audit Committee is to serve as a focal point for communication among non-committee directors, the independent auditor, the internal auditor, if any, and management of the company, as their duties relate to financial accounting, reporting and controls. The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports or other financial information provided by the company to the public or any governmental entity; the company's systems of internal controls; and the company audit process.

2.   Composition
     -----------

     The Audit Committee shall be comprised of at least three directors who are independent of management and operating executives, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment. Each member of the Audit Committee shall be appointed by the Board of Directors and the Board of Directors shall designate one member of the committee to serve as its Chairman.

3.   Authority
     ---------

     The Audit Committee is granted the authority to conduct investigations into any matters within its scope of responsibilities. The committee is empowered to request and receive any and all information relating to its responsibilities hereunder, and to retain persons having special competence as necessary to assist the committee in fulfilling its responsibilities including independent counsel, accountants, or other persons providing assistance in the conduction of an investigation.

4.   Responsibility
     --------------

     The Audit Committee shall have the following duties and responsibilities:

     . Oversee the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the company.

     . Receive the independent auditors' proposal on the scope of services required by their audit and related fees.

     . Recommend, no less than annually, to the Board of Directors the selection, termination or replacement, as the case may be, of the independent auditor.

     . Take action, or recommend to the Board of Directors to take action, to oversee the independence of the independent auditor, including but not limited to, ensuring the Audit Committee's receipt from the independent auditor of a formal written statement delineating all relationships between the independent auditor and the company, consistent with Independence Standards Board Standard No. 1 and regularly engaging in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

     . Oversee the internal audit function, if any, including the planned audit work, results of the completed work, internal audit's capacity to fulfill its responsibilities, and assessing the qualifications and experience level of the audit staff.

     . Consult with management and the independent auditors regarding financial issues including, but not limited to, the adequacy of financial disclosures, major fluctuations or unusual circumstances noted in the financial statement balances, and the independent auditor's responsibilities for information in documents containing audited financial statements.

     . Review with management and the independent auditor at the completion of each fiscal year the company's annual financial statements and the related footnotes, the independent auditor's audit of the financial statements and his or her report thereon, any significant changes in the independent auditor's audit plan, audit conclusions regarding significant accounting estimates, any substantial difficulties or disputes encountered during the course of the audit and any other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

     . Review with management and the independent auditor all financial reports filed with the Securities and Exchange Commission or any other regulatory agency or entity.

     . Consider with management and its independent auditor their assessments of the adequacy of internal controls, including computerized information system controls and security, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

     . Discuss with management any significant disagreements between the independent auditor and management.

     . Establish and maintain processes to assure the company's compliance with all applicable laws and regulations including, but not limited to, securities laws.

     . Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets.

     . Preparing and maintaining minutes and other records of Audit Committee meetings and distributing such minutes to committee members and non-committee directors.

     .    Review the adequacy of, and update, this Charter on an annual basis.

     Additionally, the Audit Committee is to be the Board of Director's principal agent in assessing the independence of the company's independent auditors, the integrity of management, and the adequacy of financial disclosures to shareholders. The opportunity for the independent auditors to meet with the Board of Directors as needed is not restricted. The Audit Committee will approve the evaluation and compensation review, as well as the hiring and firing of the Director of Internal Audit, if any.

5.   Meetings
     --------

     The Audit Committee shall meet at least four times per year, or more frequently if the committee deems necessary. The Audit Committee shall meet with the independent auditors and management on a quarterly basis to review the financials of the company and discuss any other matters the committee deems appropriate.

6.   Attendance
     ----------

     Members of the Audit Committee are to be present at all meetings. As necessary or desirable, the Chairman may request that members of management and representatives of the independent auditors be present at meetings of the committee. Non-committee directors may attend the meeting but have no voting power.

                                                                      Appendix C

                            IVAX Diagnostics, Inc.
                            2140 North Miami Avenue
                             Miami, Florida 33127

                                     PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IVAX DIAGNOSTICS, INC.

     I (whether one or more of us) appoint Giorgio D'Urso and Duane Steele, and each of them separately, as my proxies, each with the power to appoint his substitute, and authorize each of them to vote as designated on the reverse side, all of my shares of Common Stock of IVAX Diagnostics, Inc. (the "Company") held of record by me at the close of business on June 10, 2002, at the Annual Meeting of Shareholders to be held on July 12, 2002, and at any adjournment of the meeting, and, in their discretion, to vote my shares on any other business as may properly come before this meeting.

     WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY ME. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES AND THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                  (continued and to be signed on other side)

                          (continued from other side)

     THE BOARD OF DIRECTORS OF IVAX DIAGNOSTICS, INC. UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING:

1.   ELECTION OF DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
FOR each nominee listed (except as marked       WITHHOLD AUTHORITY to      Jack Borsting, Ph.D.; Randall K. Davis; Giorgio D' Urso;
to the contrary)                                vote for all nominees      Neil Flanzraich; Phillip Frost, M.D.; John Harley, M.D;
                                                listed                     Jane Hsiao, Ph.D.; and Jay Raubvogel
------------------------------------------------------------------------------------------------------------------------------------
[_]                                             [_]                        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                                           INDIVIDUAL NOMINEE, DRAW A LINE THROUGH SUCH NOMINEE'S
                                                                           NAME.)
------------------------------------------------------------------------------------------------------------------------------------

2. APPROVAL OF THE AMENDMENT AND RESTATMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

------------------------------------------------------------------------------------------------------------------------------------
FOR                                             AGAINST                    ABSTAIN

------------------------------------------------------------------------------------------------------------------------------------

[_]                                             [_]                        [_]

------------------------------------------------------------------------------------------------------------------------------------

     I ACKNOWLEDGE RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT FOR THE JULY 12, 2002 MEETING.


Dated:_____________________, 2002


_______________________________________
Signature

_______________________________________
Signature if held jointly

(Please date this Proxy and sign exactly as name or names appear on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. Postage is not necessary if mailed in the United States.

                                       2